Exhibit 10.5

EXECUTION VERSION

THIRD AMENDMENT AGREEMENT

THIRD AMENDMENT AGREEMENT (this “Agreement”) dated as of September 28, 2009 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Seneca Foods, LLC (formerly known as Signature Fruit Company, LLC) (collectively, the “Borrowers”), (2) the lending institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), (3) Bank of America, N.A. (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and (4) Bank of America as collateral agent for the Lenders and as an Issuing Bank and as Swing Line Lender (in such respective capacities, the “Collateral Agent”, an “Issuing Bank” and/or “Swing Line Lender” as the case may be) with respect to a certain Amended and Restated Revolving Credit Agreement dated as of August 18, 2006, by and among the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Documentation Agent party thereto, as amended by that certain First Amendment Agreement dated as of November 20, 2006, and as amended by that certain Second Amendment Agreement dated as of April 28, 2008 (as amended hereby, and as further amended from time to time, the “Credit Agreement”).

WITNESSETH:

‘WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein,

NOW; THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.           Definitions, Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2.           Ratification of Existing Agreements. All of the Borrowers’ obligations and liabilities to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower’s execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower’s execution of this Agreement, each of the Borrowers represents and warrants that no Borrower has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

(a)           Representations and Warranties. All of the representations and warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)           Performance; No Event of Default. The Borrowers shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)           Action. All requisite corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection therewith shall have been duly and effectively taken.

(d)           Expenses and Fees. The Borrowers shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e)           Alliance Agreement. Each of the Lenders shall have received from Parent a copy, certified by a duly authorized office of the Parent to be true and complete on the date hereof, of the Second Amended and Restated Alliance Agreement by and among Parent, GMOI and General Mills, Inc., dated as of or prior to the date hereof.

(f)           First Amendment to Intercreditor Agreement. The First Amendment to Amended and Restated Intercreditor Agreement by and among Hancock, individually and as a collateral agent, the Collateral Agent, the Administrative Agent and the Lenders, dated as of or prior to the date hereof, shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

(g)           Third Amended and Restated Alliance Security Agreement. The Third Amended and Restated Alliance Security Agreement by and among the Parent and Seneca Snack and the Collateral Agent, dated as of or prior to the date hereof, shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

(h)           Amended and Restated Consent and Agreement. The Amended and Restated Consent and Agreement by GMOI, General Mills, Inc. and The Pillsbury Company, LLC, as successor by conversion to The Pillsbury Company, and as acknowledged and agreed to by the Collateral Agent, dated as of or prior to the date hereof, shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

(i)           Delivery. The Borrowers, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement. In addition, the Borrowers shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5. Amendments to the Credit Agreement.

(a) Amendment to the definition of “Alliance Agreement”. The definition of “Alliance Agreement” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows;

Alliance Agreement. The Second Amended and Restated Alliance Agreement, dated as of September 28, 2009, by and among Seneca Foods Corporation, General Mills Operations, LLC, successor by conversion to General Mills Operations, Inc., and General Mills, Inc., as may be amended from time to time so long as (a) any amendment is no less favorable to the Parent and the Lenders and (b) the Parent has provided notice of such proposed amendment to the Agent at least fifteen (15) days prior to the date of such amendment and promptly upon the execution thereof, has provided a copy of such amendment to the Agent.

(b) Amendment to the definition of “Alliance Security Agreement”. The definition of “Alliance Security Agreement” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows;

Alliance Security Agreement. The Third Amended and Restated Alliance Security Agreement, dated or to be dated on or prior to September 28, 2009, by and among the Parent Seneca Snack and the Collateral Agent, in its capacity as collateral agent for the Lenders, the holders of the Hancock Notes, and in form and substance satisfactory to the Lenders and the Collateral Agent.

(c) Amendment to the definition of “GMOI”. The definition of “GMOI” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows;

GMOI. General Mills Operations, LLC, as successor by conversion to General Mills Operations, Inc.

§6.           Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b) This Agreement shall be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

(c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment Agreement as of the date first set forth above.

SENECA FOODS CORPORATION

By: /s/Kraig H. Kayser

Name: Kraig H. Kayser

Title:  President/CEO

SENECA SNACK COMPANY

By:    /s/James F McClelland

Name:  James F McClelland

Title:   President

SENECA FOODS, LLC

By:    /s/Kraig H. Kayser

Name: Kraig H. Kayser

Title:  President/CEO

The undersigned acknowledges and accepts the foregoing and ratifies and confirms its obligations under the Marion Guaranty:

MARION FOODS, INC.

By:  /s/Kraig H. Kayser

Name: Kraig H. Kayser

Title:  President/CEO

BANK OF AMERICA, N.A.,

individually, as a Lender, as Administrative Agent, as Collateral Agent and as Issuing Bank

By:       /s/Lisa Freeman

Name:  Lisa Freeman

Title:  Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,

as a Lender and as Syndication Agent

By:   /s/ James Desantis

Name:  James Desantis

Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Lender and as Documentation Agent

By:   /s/ Claire Laury

Name:  Claire Laury

Title:  Executive Director

By:   /s/ Brent Delfino

Name: Brent Delfino

Title:  Executive Director

MANUFACTURES &TRADERS TRUST COMPANY, as a Lender

By:   /s/ Jon M. Fogle

Name:  Jon M. Fogle

Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:  /s/ Mark A Reinert

Name:  Mark A Reinert

Title:    Vice President